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                                                                     EXHIBIT 4.7

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of May 9, 2001 among GERBER CHILDRENSWEAR, INC., a Delaware corporation ("Gerber") and AUBURN HOSIERY MILLS, INC., a Kentucky corporation ("Auburn", collectively with Gerber, the "Borrowers"); the Subsidiaries of Gerber (other than Auburn) as Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A., formerly NationsBank, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement, dated as of December 17, 1997 (as amended by that certain First Amendment to Credit Agreement and Consent, Release and Waiver, dated as of April 3, 1998, that certain Second Amendment to Credit Agreement and Consent, Release and Waiver, dated as of June 2, 1998, and that certain Third Amendment to Credit Agreement, Waiver and Consent, dated as of August 24, 1999, the "Credit Agreement").

         WHEREAS, the Borrowers and the Guarantors have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement.

         WHEREAS, the Required Lenders have agreed to do so, as more fully set forth below but only upon the terms and conditions set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    AGREEMENT

1.       Amendments to Credit Agreement.

         (a) Amendment to Section 1.1. The definition of "Permitted Investments" set forth in Section 1.1 of the Credit Agreement is hereby amended by restating subclause (i) in its entirety to read as follows:

         (i) Investments by Gerber Childrenswear, Inc. in capital stock of Gerber Childrenswear, Inc. resulting from the repurchase of such stock from employees who voluntarily or involuntarily terminate their employment from Gerber Childrenswear, Inc and its Subsidiaries not to exceed $1,000,000 (net of any proceeds from the reissuance of any such shares to other employees of Gerber Childrenswear, Inc), in the aggregate, during the term of this Credit Agreement;

         (b) Amendment to Section 8.1(e). Section 8.1(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (e) purchase money Indebtedness (including Capital Leases) to finance the purchase of fixed assets (including equipment); provided that (i) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $2,000,000 at any one time outstanding (in addition to any such Indebtedness referred to in subsection (b) above); (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

2. Effectiveness; Conditions Precedent. This Amendment shall be deemed to have become effective as of April 1, 2001 upon receipt by the Administrative Agent of the following:


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                  (a) copies of this Amendment duly executed by the Credit
         Parties and the Lenders;

                  (b) the payment to the Administrative Agent, for the account of each Lender approving this Amendment on or prior to May 9, 2001, an amendment fee equal to $1,500 per such Lender; and

                  (c) the payment of expenses, including without limitation reasonable attorneys fees, incurred in connection with the preparation of this Amendment.

3. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Credit Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of their obligations under the Credit Documents and that, after the date hereof, this Amendment shall constitute a Credit Document. Notwithstanding anything herein to the contrary and without limiting the foregoing, (a) each of the Credit Parties reaffirms the liens and security interests granted under the terms of the Credit Documents and (b) each of the Guarantors reaffirm their guaranty obligations set forth in the Credit Agreement.

4. Authority/Enforceability. Each of the Credit Parties represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

                  (d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries' organizational documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation
         X), order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.

5. No Default. The Credit Parties represent and warrant to the Lenders that (a) the representations and warranties of the Credit Parties set forth in
Section 6 of the Credit Agreement are true and correct as of the date hereof and
(b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

6. Release. In consideration of entering into this Amendment, each of the Credit Parties releases the Agents, the Lenders, and each Agent's and each of the Lender's respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.



                                       2
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8.       GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.





                                       3
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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWERS:
                                         GERBER CHILDRENSWEAR, INC., a Delaware
                                         corporation

                                         By: /s/ Richard L. Solar
                                            ------------------------------------
                                         Name: Richard L. Solar
                                              ----------------------------------
                                         Title: Senior VP
                                               ---------------------------------


                                         AUBURN HOSIERY MILLS, INC.,
                                         a Kentucky corporation

                                         By: /s/ Richard L. Solar
                                            ------------------------------------
                                         Name: Richard L. Solar
                                              ----------------------------------
                                         Title: Senior VP
                                               ---------------------------------





                              [Signatures continue]


                                              Signature Page to Fourth Amendment
                                                             to Credit Agreement
                                                      Gerber Childrenswear, Inc.


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GUARANTORS:
                                            COSTURA DOMINICANA, INC.,
                                            a Delaware corporation

                                            By: /s/ Richard L. Solar
                                               --------------------------------
                                            Name: Richard L. Solar
                                                 ------------------------------
                                            Title: Senior VP
                                                  -----------------------------


                                            GCW HOLDINGS, INC.
                                            (formerly Auburn Holdings, Inc.),
                                            a Delaware corporation

                                            By: /s/ Richard L. Solar
                                               --------------------------------
                                            Name: Richard L. Solar
                                                 ------------------------------
                                            Title: Senior VP
                                                  -----------------------------


                                            GCI IP SUB, INC.,
                                            a Delaware corporation

                                            By: /s/ Richard L. Solar
                                               --------------------------------
                                            Name: Richard L. Solar
                                                 ------------------------------
                                            Title: Senior VP
                                                  -----------------------------


                                            GERBER CHILDRENSWEAR CANADA, INC.,
                                            a Delaware corporation

                                            By: /s/ Richard L. Solar
                                               --------------------------------
                                            Name: Richard L. Solar
                                                 ------------------------------
                                            Title: Senior VP
                                                  -----------------------------


                                              Signature Page to Fourth Amendment
                                                             to Credit Agreement
                                                      Gerber Childrenswear, Inc.


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LENDERS:

                BANK OF AMERICA, N.A., formerly NationsBank, N.A., acting in its capacity as Administrative Agent and Collateral Agent and individually as a Lender

                By: /s/ David H. Dinkins
                   --------------------------------------------------
                Name: David H. Dinkins
                     ------------------------------------------------
                Title: Principal
                      -----------------------------------------------


                BANK OF AMERICA, N.A., formerly NationsBank of Tennessee, N.A., solely in its capacity as an Issuing Lender in connection with certain Existing Letters of Credit

                By: /s/ David H. Dinkins
                   --------------------------------------------------
                Name: David H. Dinkins
                     ------------------------------------------------
                Title: Principal
                      -----------------------------------------------



                                              Signature Page to Fourth Amendment
                                                             to Credit Agreement
                                                      Gerber Childrenswear, Inc.



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                                            THE CHASE MANHATTAN BANK


                                            By: /s/ Paul O'Neal
                                               ---------------------------------
                                            Name: Paul O'Neal
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                              Signature Page to Fourth Amendment
                                                             to Credit Agreement
                                                      Gerber Childrenswear, Inc.


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                                            FLEET NATIONAL BANK as Successor to
                                            FLEET BANK, N.A.


                                            By: /s/ Joseph J. Nastri
                                               ---------------------------------
                                            Name: Joseph J. Nastri
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                              Signature Page to Fourth Amendment
                                                             to Credit Agreement
                                                      Gerber Childrenswear, Inc.



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                                            SUNTRUST BANK, ATLANTA


                                            By: /s/ Laura Kahn
                                               ---------------------------------
                                            Name: Laura Kahn
                                                 -------------------------------
                                            Title: Director, Senior Relationship
                                                   Manager
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                              Signature Page to Fourth Amendment
                                                             to Credit Agreement
                                                      Gerber Childrenswear, Inc.


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                                            WACHOVIA BANK, N.A.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                              Signature Page to Fourth Amendment
                                                             to Credit Agreement
                                                      Gerber Childrenswear, Inc.


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                                            FLEET NATIONAL BANK as Successor to
                                            BANK BOSTON, N.A.


                                            By: /s/ Daniel Greene
                                               --------------------------------
                                            Name: Daniel Greene
                                                 ------------------------------
                                            Title: Senior Vice President
                                                  -----------------------------



                                              Signature Page to Fourth Amendment
                                                             to Credit Agreement
                                                      Gerber Childrenswear, Inc.